HIMCO VIT Index Fund
HIMCO VIT Portfolio Diversifier Fund

Supplement to Statutory Prospectuses, Summary Prospectuses, and

Combined Statement of Additional Information, each dated April 30, 2017, as supplemented to date

April 16, 2018

Suspension of Sales.  Effective Friday, April 20, 2018, shares of each of HIMCO VIT Index Fund and HIMCO VIT Portfolio Diversifier Fund will no longer be available for purchase. HIMCO VIT Index Fund and HIMCO VIT Portfolio Diversifier Fund are expected to be reorganized into BlackRock S&P 500 Index V.I. Fund and BlackRock Managed Volatility V.I. Fund, respectively, on or about Monday, April 23, 2018.

This Supplement should be retained with your Summary Prospectus, Prospectus, and SAI for future reference.

April 2018